SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the

                   Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):
                            June 15, 1995

                           TIME WARNER INC.
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        (Exact name of registrant as specified in its charter)

          Delaware                1-8637             13-1388520
- - ----------------------------    -----------       --------------------
(State or other jurisdiction    (Commission         (I.R.S. Employer
       of incorporation)        File Number)       Identification No.)

               75 Rockefeller Plaza, New York, NY 10019
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         (Address of principal executive offices) (zip code)

                            (212) 484-8000
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         (Registrant's telephone number, including area code)

                            Not Applicable
    -------------------------------------------------------------
    (Former name or former address, if changed since last report)


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Item 5. Other Events.

          Reference is made to the Current Reports on Form 8-K dated April 1, 1995 and May 30, 1995 of Time Warner Inc., regarding the formation of the Time Warner Entertainment-Advance/Newhouse
Partnership by Time Warner Entertainment Company, L.P. and the
Advance/Newhouse Partnership, Additional financial statements are filed herewith.

Item 7.  Financial Statements and Exhibits.

          (a) Unaudited Condensed Financial Statements as of March 31, 1995 and for the eight months ended March 31, 1994 and 1995 of Newhouse Broadcasting Cable Division of Newhouse Broadcasting
Corporation and Subsidiaries (the "Financial Statements of Newhouse Broadcasting Cable Division of Newhouse Broadcasting Corporation").

          (b) Exhibits:

          (i) Exhibit 99(a): Financial Statements of Newhouse
     Broadcasting Cable Division of Newhouse Broadcasting Corporation.


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                              SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on June 15, 1995.

                              TIME WARNER INC.,

                                By:
                                   /s/ Richard J. Bressler
                                   ---------------------------
                                   Name:   Richard J. Bressler
                                   Title:  Senior Vice President
                                           and Chief Financial
                                           Officer


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                            EXHIBIT INDEX

Exhibit No.         Description of Exhibit                       Sequential
                                                                 Page Number

99(a)          Financial Statements of Newhouse Broadcasting
                          Cable Division of Newhouse
                          Broadcasting Corporation.